STRONG FOUNDATION. STRONGER FUTURE. Simpson Manufacturing Co., Inc. Binding Offer to Acquire Etanco Group December 29, 2021 Exhibit 99.2

2 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward- looking statements generally can be identified by words such as "anticipate," "believe," "estimate," "expect," "intend," "plan," "target," "continue," "predict," "project," "change," "result," "future," "will,“ “would," "could," "can," "may," "likely," "potentially," or similar expressions that concern our strategy, plans, expectations or intentions. Forward-looking statements reflect management’s evaluation of information currently available and are based on the Company’s current expectations and assumptions regarding the Company’s business, the timing of the proposed acquisition of the Etanco Group (the “Acquisition”); estimated and future results of operations, business strategies, competitive position, industry environment and potential growth opportunities and synergies relating to the Acquisition, the impact from the COVID-19 pandemic, the economy and other future conditions. Although we believe that the expectations and assumptions reflected in these forward- looking statements are reasonable, forward-looking statements are subject to inherent uncertainties, risk and other factors that are difficult to predict and could cause our actual results to vary in material respects from what we have expressed or implied by these forward-looking statements. Specific factors that could cause future results to differ from those expressed or implied by the forward-looking statements include, but are not limited to, risks related to the occurrence of any event, change or other circumstances that could give rise to the termination of or failure to complete the Acquisition or the agreements and transactions contemplated thereby; the failure of the Company to meet the conditions to closing of the Acquisition, including the conditions related to works council approval; the failure to obtain the financing terms necessary that are acceptable to the Company to fund the Acquisition; costs related to the proposed Acquisition and the impact of the substantial indebtedness to be incurred to finance the Acquisition; the ability of the post-Acquisition company to meet its financial and strategic goals, due to, among other things, its ability to grow and manage growth profitability, maintain relationships with customers and retain its key employees; the possibility that the post-Acquisition Company may be adversely affected by other economic, business, and/or competitive factors; the Company’s ability to successfully integrate the acquired businesses or generate expected cost savings and synergies from the Acquisition; the ongoing impact of the COVID-19 pandemic and those factors discussed in the Company’s Annual Report for the year ended December 31, 2020 filed with the Securities and Exchange Commission (“SEC”), in subsequent Quarterly Reports on Form 10-Q and in other filings and furnishings made by the Company with the SEC from time to time. Other unknown or unpredictable factors could also have material adverse effects on the Company’s performance. We caution that you should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation and are not a guarantee of future performance. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. Safe Harbor

Transaction Summary

SIMPSON Manufacturing COMPANY

Acquisition Target	▪ Acquisition of Etanco Group ▪ Net Sales[(1)]: €258M (~$291M) ▪ Operating Income Margin[(1)]: 19.7%
Financial Terms & Valuation	▪ €725M (~$818M[(2)]) purchase price ▪ Purchase price reflects ~11.9x of trailing twelve months unaudited EBITDA ▪ Target ~$30M annual operating income run-rate synergies (within 36 months following the closing of the acquisition)
Financial Impacts	▪ Expected to be accretive to earnings within first full year after closing ▪ ~500 bps improvement to Europe operating income margins by 2025 ▪ Expect net debt-to-EBITDA <1.5x by end of second year, maintaining conservative leverage profile
Financing Sources	▪ $100M of existing cash on balance sheet ▪ Increase existing Revolving Credit Facility from $300M to $450M ▪ Obtained commitment for $450M unsecured term loan from Wells Fargo Bank and MUFG Union Bank
Timing & Closing Conditions	▪ Expected close near the end of Q1 2022 ▪ Subject to satisfaction of certain customary conditions

(1): For the twelve months ended September 30, 2021 in accordance with French GAAP. Subject to change following conversion to IFRS or U.S. GAAP accounting standards.
(2): Reflects EUR to USD exchange rate as of December 22, 2021.

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4 Strategic Rationale ✓ Etanco’s leading position in building solutions expands Simpson’s market position and geographical reach in Europe ✓ Broadens and balances portfolio of solutions, including entry into new commercial building markets ✓ Expands direct sales business ✓ Significant synergies driving growth, profitability and cost efficiencies ✓ Net sales growth and synergies expected to deliver ~500 bps improvement to Europe operating income margins by 2025

5 Simpson’s 5-Year Company Ambitions(1) Strengthen our values-based culture Be the partner of choice Be an innovation leader in the markets we operate Continue above market growth rate relative to U.S. housing starts Continue expanding our operating income margin to remain within the top quartile of proxy peers Continue expanding ROIC within the top quartile of proxy peers 1 2 4 3 5 6 (1) Announced during the Company’s Analyst & Investor Day on March 23, 2021.

6 Simpson’s Commitment to Growth OEM R&R / DIY STRUCTURAL STEEL MASS TIMBER KEY GROWTH INITIATIVES(1) FOCUSED ON: CONCRETE LEADER IN ENGINEERED LOAD-RATED CONSTRUCTION FASTENING SOLUTIONS LEADER IN CUSTOMER-FACING TECHNOLOGY - Denotes Etanco Group market presence. (1) Announced during the Company’s Analyst & Investor Day on March 23, 2021.

7 ▪ Etanco is a leading designer, manufacturer and distributor of fixing and fastening solutions for the building construction market in Europe ▪ Established in 1952 and headquartered in Le Pecq, France ▪ ~900 employees ▪ 8 manufacturing and distribution sites across Europe ▪ Established brand reputation known for product reliability and focus on customer service ▪ Dedicated technical assistance team ▪ Best-in-class on-time delivery capabilities ▪ Wide portfolio of solutions addressing all building envelope applications ▪ Highly technical solutions with custom-made design and properties that meet market regulatory requirements ▪ >80,000 SKUs ▪ 150+ patents ▪ Well-balanced multi-channel go-to-market model ▪ Strong historical financial performance ▪ Well positioned to benefit from French regulation RT 2000 ▪ RT 2000 (‘RégulationThermique2000’), effective in 2020, requires buildings to produce more energy than they consume resulting in the need for more insulation and sophisticated fasteners ▪ Wall and roof optimization is critical to improving thermal performance, resulting in a structural shift from internal to external insulation Etanco Group Overview

8 6 1 2 7 8 4 5 3 9 Etanco Group’s Key Products and Applications Waterproofing Fixing membrane to avoid water incursion 1 Roofing Fixing metal roof to a building structure 2 Cladding Fixing of protection panels 3 Facade Fixing metal, concrete or stone frameworks for façade backing lining 4 5 Anchors: For all purposes (inc. facades, safety & interior) 6 Safety Fixing & anchoring for fall-protection solutions Solar Fixing new solar panels on existing roofs 7 Overoofing Fixing new roof on existing obsolete roof Wood Fixing fasteners for wood structures 8 Primary Product Applications: Ancillary Product Applications: 9 Highly complementary product mix that expands into adjacent markets

9 Expands Share of Addressable Market(1) $1.5 B (15%) (1) Market share based on net sales as of the full year ended December 31, 2020. Market sizes based on internal estimates using information as of December 31, 2020. Includes North America, Europe and Pacific Rim. Etanco’s leading position in European building solutions increases Simpson’s market share… Wood Connectors & Truss Fasteners Concrete Market Size $2.5 B $5.8 B $15.0 B Addressable Market (%) $2.5 B (100%) $1.0 B (17%) $1.3 B (9%) Share (%) $891 M (36%) $190 M (19%) $185 M (14%) Wood Connectors & Truss Fasteners & Accessories Concrete Market Size $2.5 B $10.1 B $15.0 B Addressable Market (%) $2.5 B (100%) $1.5 B (15%) $1.3 B (9%) Share (%) $916 M (37%) $429 M (29%) $232 M (18%) Simpson Manufacturing Co. Simpson Manufacturing Co. + Etanco Group

10 France 57% Italy 14% Germany 6% Benelux 5% Poland 4% Other 14% Complements & Expands Geographical Reach Simpson Manufacturing Co. Europe(1) % of Sales by Region: (1) For the last twelve months ended September 30, 2021. (2) Other consists of Switzerland, Belgium, Netherlands, Portugal and Spain. (3) Other includes remaining European and International sales. France 26% United Kingdom 19% Germany 16% Sweden 8% Denmark 7% Poland 7% Other 11% Etanco Group(1) % of Sales by Region: (2) (3) …and further diversifies Simpson’s geographic footprint, enabling above market growth relative to U.S. housing starts.

11 Balances Portfolio and Grows Go-To-Market Channels (1) For the last twelve months ended September 30, 2021. (2) Other includes Safety, Solar, and Wood products. Etanco Group Sales by Product(1): Roofing, 34% Cladding, 13%Façade, 12% Waterproofing, 12% Anchors, 9% Other, 21% ▪ Broadens and balances Simpson’s portfolio of solutions ▪ Provides entry into new commercial building markets in the building envelope (facades, waterproofing, roofing, safety, cladding and solar) Direct, 60% Wholesalers, 40% Etanco Group Sales by Channel(1): (2) ▪ Expands Simpson’s direct sales business

12 Synergies Promote Growth, Profitability & Expense Savings Offensive Synergies ▪ Expands Simpson’s market share ▪ Enhances Simpson’s portfolio of solutions ▪ Significant cross-selling opportunities ▪ Entrance into new commercial building markets ▪ Grows direct sales model Defensive Synergies ~$30M anticipated annual operating income run-rate synergies (within 36 months following acquisition) + = ▪ Procurement optimization ▪ Manufacturing efficiencies ▪ Operating expense efficiencies

13 Financing Overview ▪ Transaction to be funded with $100M of existing cash and new borrowings ▪ Commitment to increase existing Revolving Credit Facility from $300M to $450M from Wells Fargo Bank and MUFG Union Bank ▪ Commitment for a $450M unsecured Term A loan from Wells Fargo Bank and MUFG Union Bank ▪ Expect to maintain a conservative leverage profile with net debt-to-EBITDA multiple below 1.5x by the end of second year after closing Simpson’s strong cash flow generation and access to capital provides flexibility to support the Company’s growth initiatives and stockholder returns

14 Summary ▪ Aligns with Simpson’s business model and values ✓ Established brand reputation ✓ Dedication to customer service ✓ Broad portfolio of high-quality, innovative solutions ▪ Supports 5-Year Company Ambitions ✓ Promotes continued above-market growth relative to U.S. housing starts ✓ Innovative leader in the European markets ✓ Improves European operating income margin ▪ Augments Key Growth Initiatives ✓ Broadens and balances portfolio of solutions, including entry into new commercial building markets ✓ Establishes leadership position in fastener solutions ✓ Increases Simpson’s market share and expands sales channels and geographical reach in Europe The acquisition of Etanco Group:

STRONG FOUNDATION. STRONGER FUTURE.